Exhibit 99.2

Third Quarter 2021 Results and Outlook October 28, 2021 Leading the Clean Energy Transformation

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS E nergy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward - looking statements should be read in conjunction with “FO RWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as upda ted in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’ s “ FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important fa cto rs that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Ene rgy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances af ter the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

Strong Execution . . .

- ✓ Completed EnerBank transaction for gross proceeds of >$1 Bn[a]
- ✓ Approved Voluntary Green Pricing (VGP) program adds an incremental 1,000 MW
- ✓ Filed 5-yr, ~$4 Bn Electric Distribution Infrastructure Investment Plan (EDIIP)[b]
- ✓ Executing on >$75 MM of customer assistance to help keep bills affordable
- ✓ Exceeded cost savings target of >$40 MM by leveraging the CE Way and other initiatives
- ✓ Growing EV program with implementation of PowerMIFleet
- ✓ Named #1 utility in the U.S. for America's Best Employers for Women and America's Best Employers for Diversity by Forbes®

Presentation endnotes are included after the appendix.

. . . has positioned the business for sustainable long-term growth.

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4 Commentary Amount Strong Results . . . . . . build momentum for 2022 and beyond . 2021 Full - Year Adjusted Continuing Ops. EPS (non - GAAP) $2.18 Ahead of Plan Adjusted Continuing Ops. EPS Guidance $2.63 – $2.65 Raised from Q2 Adjusted EPS Guidance $2.85 – $2.87 Reaffirmed Adjusted EPS Growth +6% to +8% Toward the high end Long - Term 2022 Full - Year 2021 YTD Dividend Per Share Growth +6% to +8% Committed to growth

Uniquely Positioned Gas Business . . .

CMS ENERGY

Gas Sales (Bcf)[a]


~190
~140
As needed purchases Nov. – Mar.
70% in storage at avg. price of <$3.00/Mcf
Underground Storage
✓ One of the largest underground storage fields in the U.S. (309 Bcf)
✓ 15 gas storage fields, 8 compressor stations & 167K horsepower
Annual Sales
Winter Demand

- Procurement of natural gas at lower costs during summer months for storage to meet winter demand
- Gas Cost Recovery (GCR) mechanism limits under-recovery
  - Annual $1/Mcf movement in gas prices equates to ~$7 impact to average monthly residential customer bill
  - Historic under-recovered balances have been addressed in the next plan year
- Gas case stay-out keeps base rates flat

Supported by ~$1 Bn of storage and compressor station investments over the last decade

Presentation endnotes are included after the appendix.

. . . protects against near- and long-term volatility.

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6 Q1: File next rate case 2022 Michigan’s Strong Regulatory Construct . . . Gas . . . ensures forward - looking visibility. 2021 Jun. 30th: Filed Integrated Resource Plan (IRP) U - 21090 By Dec. 22nd: Expected final order Dec.: File next rate case Mar. 1 st : Filed $225 MM Updated $201 MM U - 20963 10.5% ROE x x Integrated Resource Plan Electric Gas Apr.: Initial order

7 2020 2021 Reported Continuing Ops. EPS (GAAP) a $1.97 $2.18 Adjustments b 0.02 -- Adj. Continuing Ops. EPS (non - GAAP) b $ 1.99 Adj. EPS by Segment Third Quarter Q3 2021 and YTD Adjusted EPS . . . Year - to - Date . . . a head of Plan . 2020 2021 Reported Continuing Ops. EPS (GAAP) a $0.72 $0.54 Adjustments b 0.01 -- Adj. Continuing Ops. EPS (non - GAAP) b $ 0.73 55 Utility Enterprises EnerBank Parent and Other Continuing Operations EnerBank Disc. Ops. YTD $2.46 0.09 Disc. Ops. (0.37) $ 2.18 $0.30 $ 2.18 Presentation endnotes are included after the appendix. Q3 $0.64 0.03 Disc. Ops. (0.13) $ 0 .54 $0.11 $ 0.54

8 2021 Adjusted EPS Ahead of Plan . . . . . . managing through COVID - 19 risks. 2020 Weather Rates & Investment Customer Initiatives & Cost Savings Usage, Enterprises, Tax & Other Normal Weather Rates & Investment Customer Initiatives & Cost Savings Usage, Enterprises, Tax & Other 2021 YTD $1.99 YTD $2.18 (7)¢ – (9) ¢ $2.63 – $2.65 a 2 ¢ 6 ¢ 7 ¢ (35) ¢ (7) ¢ 7¢ 45¢ $2.47 a Year - to - Date 19¢ Three Months To - Go (1)¢ – (3) ¢ . . . a nd w ell p ositioned for the remainder of the year . Presentation endnotes are included after the appendix. Includes Q3 storms 16¢

9 Plan YTD a (MM) (MM) Consumers Energy: First Mortgage Bonds $665 $335 b CMS Energy: Hybrid $235 $230 Planned Equity Up to $250 -- Retirements (incl. term loans): Consumers Energy -- -- CMS Energy $200 $200 Existing Facilities $850 MM (Jun - 2024) $550 MM (Jun - 2024) $250 MM (Nov - 2022) Consumers Energy CMS Energy Financings 2021 Financing Plan Completed . . . $1.7 Bn c of net liquidity position with no CP outstanding (as of 9/30/21) . . . with significant financial flexibility heading into 2022. Presentation endnotes are included after the appendix. Up to $ 100 Preferred - 50% equity credit $57 MM contracted x Up to $57 x

A Simple Investment Thesis . . .



Clean Energy Leader
Diversified Service Territory
Infrastructure Renewal
CMS ENERGY
Strong Cash Flow & Balance Sheet
Constructive Legislation
Affordable Prices
UTILITY WORK AHEAD

Nearly two decades of industry-leading financial performance

Industry-leading clean energy commitment
Net Zero Carbon (2040) & Net Zero Methane (2030)[a]

Excellence through the CE WAY

Top-tier regulatory jurisdiction[b]

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . becoming simpler, cleaner and leaner.

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11 11 Q&A Thank You See You at EEI!

12 12 Appendix

13 Utility Sales Continue to Recover . . . . . . w ith supportive economic backdrop in Michigan . Weather - Normalized Electric Deliveries a Res. Com. Ind. Total ~(2)% >3% 8 % b ~2% b Presentation endnotes are included after the appendix. (YTD 2021 vs. YTD 2020) 4.2% 4.7% 5.2% Grand Rapids Michigan U.S. August Unemployment Rate (Electric & Gas) YTD New Service Connections 16% 19% 26% 20% New Service Connections Completed New Customer Requests 2021 vs. 2019 2021 vs. 2020 Electric Customers Gas Customers ~1% ~1% (5 - Yr Avg. Customer Count) Residential Customer Growth 2015 - 2020

14 . Ratings Drivers Credit Metrics Maintained . . . Consumers Energy CMS Energy • Strong financial position • Growing operating cash flow • Return on regulated investment • Supportive regulatory environment Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A A - 2 Stable BBB BBB - Stable Jun. 2021 A1 P - 2 Stable Baa2 Baa3 Stable May. 2021 A+ F - 2 Stable BBB BB+ Stable Oct. 2021 S&P Moody’s Fitch . . . at solid investment - grade levels.

15 15 Endnotes

16 16 Slide 3: a Gross proceeds from the sale of Enerbank total $1,019 MM b $5.4 Bn total investment which includes $4 Bn of capital investment and $1.4 Bn of investment in forestry, service restoration and other O&M Slide 5: a Includes sales to Gas Cost Recovery (GCR) customers Slide 7: a Income from continuing operations per average common share available to common stockholder b See GAAP reconciliation on slide 18 Slide 8: a Income from continuing operations per average common share available to common stockholder, e xcludes discontinued operations from EnerBank Slide 9: a As of October 28, 2021 b Includes $35 MM tax exempt bonds c $1,619 MM in available revolvers + $102 MM of unrestricted cash - $20 MM of cash at Aviator Wind and other; excludes proceeds from the sale of EnerBank Slide 10: a Methane emissions from our natural gas delivery system and carbon emissions company - wide, including electric generation across the company including PPAs, MISO purchases, and company - owned buildings b UBS Research, 2021 state rankings and D.C. Slide 13: a YTD 2021 vs. YTD 2020, year over year change in GWh, excludes ROA and other b Excludes one large, low - margin industrial customer Presentation Endnotes

17 17 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income avail abl e to common stockholders and references to earnings per share are on a diluted basis. All references to reported earnings per share from continuing operations refer to In come from continuing operations per average common share available to common stockholders on a diluted basis. Adjustments could include items such as discontinued opera tio ns, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losse s f rom mark - to - market adjustments recognized in net income related to CMS Enterprises’ interest expense, or other items. Management views adjusted earnings as a key measure of t he company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses ad justed earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to sign ifi cantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a rec onciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business result s, rather than as a substitute for the reported earnings.

18 CMS ENERGY CORPORATION Reconciliation of GAAP EPS to Non - GAAP Adjusted EPS by Segment (Unaudited) Electric Utility Reported net income per share available to common stockholders $ 0.67 $ 0.79 $ 1.74 $ 1.62 Reconciling items: Other exclusions from adjusted earnings - 0.01 - 0.03 Tax impact - (*) - (0.01) Voluntary separation program - * - 0.03 Tax impact - (*) - (0.01) Adjusted income per share – non-GAAP $ 0.67 $ 0.80 $ 1.74 $ 1.66 Gas Utility Reported net income (loss) per share available to common stockholders $ (0.03) $ 0.02 $ 0.72 $ 0.57 Reconciling items: Other exclusions from adjusted earnings - * - * Tax impact - (*) - (*) Voluntary separation program - * - 0.01 Tax impact - (*) - (*) Adjusted income (loss) per share – non-GAAP $ (0.03) $ 0.02 $ 0.72 $ 0.58 Enterprises Reported net income per share available to common stockholders $ 0.03 $ 0.04 $ 0.09 $ 0.12 Reconciling items: Other exclusions from adjusted earnings (*) (*) (*) * Tax impact * * * (*) Tax reform - - - (0.01) Voluntary separation program - * - * Tax impact - (*) - (*) Adjusted income per share – non-GAAP $ 0.03 $ 0.04 $ 0.09 $ 0.11 Corporate Interest and Other Reported net loss per share available to common stockholders $ (0.13) $ (0.13) $ (0.37) $ (0.34) Reconciling items: Other exclusions from adjusted earnings - (*) (*) (*) Tax impact - * * * Tax reform - - - (0.02) Adjusted loss per share – non-GAAP $ (0.13) $ (0.13) $ (0.37) $ (0.36) Discontinued Operations Reported net income per share available to common stockholders $ 0.10 $ 0.04 $ 0.28 $ 0.12 Reconciling items: Disposal of discontinued operations loss 0.01 - 0.03 - Tax impact (*) - (0.01) - Adjusted income per share – non-GAAP $ 0.11 $ 0.04 $ 0.30 $ 0.12 Total Operations Reported net income per share available to common stockholders $ 0.64 $ 0.76 $ 2.46 $ 2.09 Reconciling items: Disposal of discontinued operations loss 0.01 - 0.03 - Tax impact (*) - (0.01) - Discontinued operations income (0.14) (0.05) (0.39) (0.15) Tax impact 0.03 0.01 0.09 0.03 Other exclusions from adjusted earnings (*) 0.01 (*) 0.03 Tax impact * (*) * (0.01) Tax reform - - - (0.03) Voluntary separation program - * - 0.04 Tax impact - (*) - (0.01) Adjusted income from continuing operations per share – non-GAAP $ 0.54 $ 0.73 $ 2.18 $ 1.99 Average Common Shares Outstanding – Diluted 289.6 286.9 289.4 286.3 * Less than $0.01 per share. In Millions, Except Per Share Amounts Three Months Ended Nine Months Ended 9/30/21 9/30/20 9/30/21 9/30/20

19 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited ) Net Income Available to Common Stockholders $ 349 $ 176 $ 186 Reconciling items: Electric utility and gas utility - - - Tax impact - - - Enterprises (1) * (*) Tax impact * (*) * Corporate interest and other - (*) - Tax impact - * - Disposal of discontinued operations loss - 5 3 Tax impact - (1) (1) Discontinued operations income (43) (30) (42) Tax impact 9 8 10 Adjusted Income from Continuing Operations – Non-GAAP $ 314 $ 158 $ 156 Average Common Shares Outstanding – Diluted 289.1 289.4 289.6 Diluted Earnings Per Average Common Share $ 1.21 $ 0.61 $ 0.64 Reconciling items: Electric utility and gas utility - - - Tax impact - - - Enterprises (*) * (*) Tax impact * (*) * Corporate interest and other - (*) - Tax impact - * - Disposal of discontinued operations loss - 0.02 0.01 Tax impact - (0.01) (*) Discontinued operations income (0.15) (0.10) (0.14) Tax impact 0.03 0.03 0.03 Adjusted Income from Continuing Operations Per Average Common Share – Non-GAAP $ 1.09 $ 0.55 $ 0.54 Net Income Available to Common Stockholders $ 243 $ 136 $ 218 $ 158 Reconciling items: Electric utility and gas utility 15 4 4 2 Tax impact (4) (1) (1) (1) Enterprises 1 (*) * (*) Tax impact (4) * (*) * Corporate interest and other (2) * (*) * Tax impact (4) (*) * (*) Discontinued operations income (17) (11) (16) (32) Tax impact 3 3 4 8 Adjusted Income from Continuing Operations – Non-GAAP $ 231 $ 131 $ 209 $ 135 Average Common Shares Outstanding – Diluted 285.2 286.5 286.9 286.9 Diluted Earnings Per Average Common Share $ 0.85 $ 0.48 $ 0.76 $ 0.55 Reconciling items: Electric utility and gas utility 0.05 0.02 0.01 0.01 Tax impact (0.01) (0.01) (*) (*) Enterprises * (*) * (*) Tax impact (0.01) * (*) * Corporate interest and other (*) * (*) * Tax impact (0.02) (*) * (*) Discontinued operations income (0.06) (0.04) (0.05) (0.11) Tax impact 0.01 0.01 0.01 0.03 Adjusted Income from Continuing Operations Per Average Common Share – Non-GAAP $ 0.81 $ 0.46 $ 0.73 $ 0.48 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts 2021 1Q 2Q 3Q In Millions, Except Per Share Amounts 2020 1Q 2Q 3Q 4Q

20 CMS ENERGY CORPORATION Reconciliation of GAAP to Non - GAAP Adjusted Income from Continuing Operations (Unaudited) Net Income Available to Common Stockholders $ 186 $ 218 $ 711 $ 597 Reconciling items: Disposal of discontinued operations (gain) loss 3 - 8 - Tax impact (1) - (2) - Discontinued operations income (42) (16) (115) (44) Tax impact 10 4 27 10 Other exclusions from adjusted earnings** (*) 4 (1) 11 Tax impact * (1) * (2) Tax reform - - - (9) Voluntary separation program - * - 11 Tax impact - (*) - (3) Adjusted income from continuing operations – non-GAAP $ 156 $ 209 $ 628 $ 571 Average Common Shares Outstanding Basic 289.1 285.6 288.9 284.8 Diluted 289.6 286.9 289.4 286.3 Basic Earnings Per Average Common Share Reported net income per average common share $ 0.64 $ 0.76 $ 2.46 $ 2.10 Reconciling items: Disposal of discontinued operations (gain) loss 0.01 - 0.03 - Tax impact (*) - (0.01) - Discontinued operations income (0.14) (0.05) (0.39) (0.15) Tax impact 0.03 0.01 0.09 0.03 Other exclusions from adjusted earnings** (*) 0.01 (*) 0.03 Tax impact * (*) * (0.01) Tax reform - - - (0.03) Voluntary separation program - * - 0.04 Tax impact - (*) - (0.01) Adjusted income from continuing operations per average common share – non-GAAP $ 0.54 $ 0.73 $ 2.18 $ 2.00 Diluted Earnings Per Average Common Share Reported net income per average common share $ 0.64 $ 0.76 $ 2.46 $ 2.09 Reconciling items: Disposal of discontinued operations (gain) loss 0.01 - 0.03 - Tax impact (*) - (0.01) - Discontinued operations income (0.14) (0.05) (0.39) (0.15) Tax impact 0.03 0.01 0.09 0.03 Other exclusions from adjusted earnings** (*) 0.01 (*) 0.03 Tax impact * (*) * (0.01) Tax reform - - - (0.03) Voluntary separation program - * - 0.04 Tax impact - (*) - (0.01) Adjusted income from continuing operations per average common share – non-GAAP $ 0.54 $ 0.73 $ 2.18 $ 1.99 * Less than $0.5 million or $0.01 per share. ** In Millions, Except Per Share Amounts Three Months Ended Nine Months Ended 9/30/21 9/30/20 9/30/21 9/30/20 Includes restructuring costs and unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises' interest expense.

21 CMS ENERGY CORPORATION Reconciliation of GAAP to Non - GAAP Adjusted Income from Continuing Operations (Unaudited) Income Available to Common Stockholders $ 156 $ 206 $ 629 $ 563 Reconciling items: Other exclusions from adjusted earnings** (*) 4 (1) 11 Tax impact * (1) * (2) Tax reform - - - (9) Voluntary separation program - * - 11 Tax impact - (*) - (3) Adjusted income from continuing operations – non-GAAP $ 156 $ 209 $ 628 $ 571 Average Common Shares Outstanding Basic 289.1 285.6 288.9 284.8 Diluted 289.6 286.9 289.4 286.3 Basic Earnings Per Average Common Share $ 0.54 $ 0.72 $ 2.18 $ 1.98 Reconciling items: Other exclusions from adjusted earnings** (*) 0.01 (*) 0.03 Tax impact * (*) * (0.01) Tax reform - - - (0.03) Voluntary separation program - * - 0.04 Tax impact - (*) - (0.01) Adjusted income from continuing operations per average common share – non-GAAP $ 0.54 $ 0.73 $ 2.18 $ 2.00 Diluted Earnings Per Average Common Share $ 0.54 $ 0.72 $ 2.18 $ 1.97 Reconciling items: Other exclusions from adjusted earnings** (*) 0.01 (*) 0.03 Tax impact * (*) * (0.01) Tax reform - - - (0.03) Voluntary separation program - * - 0.04 Tax impact - (*) - (0.01) Adjusted income from continuing operations per average common share – non-GAAP $ 0.54 $ 0.73 $ 2.18 $ 1.99 * Less than $0.5 million or $0.01 per share. **Includes restructuring costs and unrealized gains or losses, from mark-to-market adjustments, recognized in net income, related to CMS Enterprises' interest expense. In Millions, Except Per Share Amounts Three Months Ended Nine Months Ended 9/30/21 9/30/20 9/30/21 9/30/20 Reported income from continuing operations per average common share available to common stockholders Reported income from continuing operations available to common stockholders Reported income from continuing operations per average common share available to common stockholders